EdR
COLLEGIATE HOUSING

SUPPLEMENTAL FINANCIAL INFORMATION
2018 | Q1

910

Live here
Live well.

TABLE OF CONTENTS
Financial Highlights	1
Balance Sheet	2
Operating Results	3
Funds from Operations	5
Community Operating Results	6
Same-Community Expenses by Category	7
Community Operations — Trailing Five Quarters	8
Top EdR Markets and States by Revenue	10
New Supply & Enrollment — EdR Markets	12
Owned Development Summary	14
Development Funding	15
Recently Awarded Owned & Third-Party Developments	16
Capital Structure	17
2018 Updated Guidance — Summary	19
2018 Updated Guidance — Detail	20
Community Listing — Owned	24
Investor Relations	26
Definitions	27
Reconciliation of Non-GAAP Measures	28
Safe Harbor	31

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended March 31,
	2018	2017	$ Chg	% Chg
Same-community revenue	$70,866	$70,603	$263	0.4%
Total community revenue	87,749	80,785	6,964	8.6%
Total revenue	90,728	85,798	4,930	5.7%

Same-community net operating income	46,538	47,229	(691)	(1.5)%
Total community net operating income	55,575	51,908	3,667	7.1%
Total operating income	24,415	18,441	5,974	32.4%

Net income attributable to EdR	40,958	16,157	24,801	153.5%
Per share - basic and diluted	$0.53	$0.21	$0.32	152.4%

Funds from operations (FFO)	42,500	42,296	204	0.5%
Per weighted average share/unit (1)	$0.56	$0.57	$(0.01)	(1.8)%

Core funds from operations (Core FFO)	43,671	44,018	(347)	(0.8)%
Per weighted average share/unit (1)	$0.57	$0.60	$(0.03)	(5.0)%

FINANCIAL RATIOS:
	3/31/2018		12/31/2017
Debt to gross assets	28.5%		27.5%
Net debt to gross assets	22.5%		21.4%
Interest coverage ratio (TTM)	9.3x		10.3x
Net debt to EBITDA - Adjusted (TTM)	3.0x		3.3x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 5 for a detailed calculation.

FIRST QUARTER 2018	1

BALANCE SHEET

(Amount in thousands, except share and per share data, unaudited)
	March 31, 2018	December 31, 2017
Assets
Collegiate housing properties, net (1)	$2,348,125	$2,424,304
Collegiate housing properties - held for sale, net (1)	25,818	—
Assets under development	585,640	488,614
Cash and cash equivalents	22,902	24,787
Restricted cash	4,491	4,368
Other assets	77,015	73,091
Total assets	$3,063,991	$3,015,164

Liabilities and equity
Liabilities:
Unsecured debt, net of unamortized deferred financing costs	$976,589	$933,449
Accounts payable and accrued expenses	152,879	162,434
Deferred revenue	22,510	20,473
Total liabilities	1,151,978	1,116,356

Commitments and contingencies	—	—

Redeemable noncontrolling interests	54,411	52,843

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 75,808,889 and 75,779,932 shares issued and outstanding as of March 31, 2018 and December 31, 2017, respectively	757	757
Preferred shares, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	1,842,688	1,844,639
Retained earnings	11,369	—
Accumulated other comprehensive income (loss)	1,615	(660)
Total EdR stockholders' equity	1,856,429	1,844,736
Noncontrolling interest	1,173	1,229
Total equity	1,857,602	1,845,965
Total liabilities and equity	$3,063,991	$3,015,164
(1) Amount is net of accumulated depreciation of $373,977 and $385,118 as of March 31, 2018 and December 31, 2017, respectively.

FIRST QUARTER 2018	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended March 31,
	2018	2017	$ Change
Revenues:
Collegiate housing leasing revenue	$87,749	$80,785	$6,964
Third-party development consulting services	—	1,815	(1,815)
Third-party management services	905	945	(40)
Operating expense reimbursements	2,074	2,253	(179)
Total revenues	90,728	85,798	4,930
Operating expenses:
Collegiate housing leasing operations	32,174	28,877	3,297
Development and management services	2,851	2,901	(50)
General and administrative	2,919	3,207	(288)
Development pursuit costs	—	220	(220)
Depreciation and amortization	22,507	25,839	(3,332)
Ground lease expense	3,788	3,560	228
Other operating expense (1)	—	500	(500)
Reimbursable operating expenses	2,074	2,253	(179)
Total operating expenses	66,313	67,357	(1,044)
Operating income	24,415	18,441	5,974
Nonoperating expenses (income):
Interest expense, net of amounts capitalized	4,751	3,028	1,723
Amortization of deferred financing costs	363	421	(58)
Interest income	(43)	(32)	(11)
Loss on extinguishment of debt	—	22	(22)
Total nonoperating expenses	5,071	3,439	1,632
Income before equity in (losses) earnings of unconsolidated entities, income taxes and gain on sale of collegiate housing properties	19,344	15,002	4,342
Equity in (losses) earnings of unconsolidated entities	(58)	255	(313)
Income before income taxes and gain on sale of collegiate housing properties	19,286	15,257	4,029
Income tax expense (benefit)	66	(885)	951
Income before gain on sale of collegiate housing properties	19,220	16,142	3,078
Gain on sale of collegiate housing properties	21,358	—	21,358
Net income	40,578	16,142	24,436
Less: Net loss attributable to the noncontrolling interests	(380)	(15)	(365)
Net income attributable to Education Realty Trust, Inc.	$40,958	$16,157	$24,801

FIRST QUARTER 2018	3

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended March 31,
	2018	2017	$ Change
Other comprehensive income:
Gain on cash flow hedging derivatives	2,275	1,078	1,197
Comprehensive income	$43,233	$17,235	$25,998

Earnings per share information:
Net income attributable to Education Realty Trust, Inc. common stockholders per share – basic and diluted (2)	$0.53	$0.21	$0.32

Weighted average shares of common stock outstanding – basic	76,214	73,510	2,704
Weighted average shares of common stock outstanding – diluted (3)	76,385	73,775	2,610

(1) Represents the change in fair value of contingent consideration liabilities associated with our 2016 acquisition of Urbane.
(2) The numerator for earnings per share - diluted also includes $0.7 million and $0.5 million of accretion of redeemable noncontrolling interests for the three months ended March 31, 2018 and 2017, respectively.

(3) Weighted average shares of common stock outstanding - diluted assumes the conversion of outstanding redeemable Operating Partnership Units and University Towers Operating Partnership Units. Weighted average shares outstanding also includes the dilutive impact of shares issuable upon settlement of the forward equity agreements under the treasury stock method (none and 42 thousand shares for the three months ended March 31, 2018 and 2017, respectively).

FIRST QUARTER 2018	4

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)	Three months ended March 31,
	2018	2017	$ Change
Net income attributable to EdR	$40,958	$16,157	$24,801
Gain on sale of collegiate housing assets	(21,358)	—	(21,358)
Real estate related depreciation and amortization	21,985	25,355	(3,370)
Equity portion of real estate depreciation and amortization on equity investees	912	676	236
Noncontrolling interests	3	108	(105)
Funds from operations ("FFO") available to stockholders and unitholders	42,500	42,296	204
percent change			0.5%

FFO adjustments:
Loss on extinguishment of debt	—	22	(22)
Acquisition costs	1	25	(24)
Change in fair value of contingent consideration liability (1)	—	500	(500)
Straight-line adjustment for ground leases (2)	1,170	1,175	(5)
FFO adjustments	1,171	1,722	(551)

Core funds from operations ("Core FFO") available to stockholders and unitholders	$43,671	$44,018	$(347)
percent change			(0.8)%

Earnings per share - diluted (3)	$0.53	$0.21	$0.32
percent change			152.4%
FFO per weighted average share/unit (4)	$0.56	$0.57	$(0.01)
percent change			(1.8)%
Core FFO per weighted average share/unit (4)	$0.57	$0.60	$(0.03)
percent change			(5.0)%

Weighted average shares/units (4)	76,385	73,775	2,610
percent change			3.5%

(1) Represents the change in fair value of contingent consideration liabilities associated with our 2016 acquisition of Urbane.
(2) This represents the straight-line rent expense adjustment required by GAAP related to ground leases. As the ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3) The numerator for earnings per share - diluted also includes $0.7 million and $0.5 million of accretion of redeemable noncontrolling interests for the three months ended March 31, 2018 and 2017, respectively.

(4)  FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact, and the dilutive impact of the ATM Forward. Weighted average shares outstanding also includes the dilutive impact of shares issuable upon settlement of the forward equity agreements under the treasury stock method (none and 42 thousand shares for the three months ended March 31, 2018 and 2017, respectively).

FIRST QUARTER 2018	5

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three months ended March 31,
	2018	2017	$ Change	% Change
Revenues
Same-communities(1)	$70,866	$70,603	$263	0.4%
New-communities(2)	11,395	2,862	8,533	NM
Other-communities(3)	2,418	2,507	(89)	NM
Sold-communities(4)	3,070	4,813	(1,743)	NM
Total revenues	87,749	80,785	6,964	8.6%

Operating expenses (5)
Same-communities(1)	24,328	23,374	954	4.1%
New-communities(2)	5,063	1,699	3,364	NM
Other-communities(3)	1,243	1,234	9	NM
Sold-communities(4)	1,540	2,570	(1,030)	NM
Total operating expenses	32,174	28,877	3,297	11.4%

Net operating income
Same-communities(1)	46,538	47,229	(691)	(1.5)%
New-communities (2)	6,332	1,163	5,169	NM
Other-communities(3)	1,175	1,273	(98)	NM
Sold-communities(4)	1,530	2,243	(713)	NM
Total net operating income	$55,575	$51,908	$3,667	7.1%

(1) Same-communities are defined as those communities that have been open and operating for the whole time in the current and prior periods and are not conducting substantial development or redevelopment activities or have other significant changes in design beds. See page 24 of this supplement for a listing of same-communities.

(2) See page 25 of this supplement for a listing of which communities are categorized as new-communities.
(3) University Towers moved into other-communities on January 1, 2017 due to the change in the operations of the property related to the University's new live-on requirement.
(4) Represents operating results from communities sold in 2017 and 2018 and two properties that met the held-for-sale accounting treatment at March 31, 2018 and were subsequently sold in April 2018.
(5) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

FIRST QUARTER 2018	6

SAME-COMMUNITY EXPENSES BY CATEGORY

(Amounts in thousands, except bed and per-bed data, unaudited)
	Three months ended March 31, 2018			Three months ended March 31, 2017
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change	% Change
Utilities(1)	$6,856	$244	28%	$6,567	$234	28%	$289	4.4%
On-Site Payroll	4,110	146	17%	4,107	146	18%	3	0.1%
General & Administrative(2)	3,255	116	13%	3,395	121	14%	(140)	(4.1)%
Maintenance & Repairs(3)	1,755	63	7%	1,640	58	7%	115	7.0%
Marketing	1,084	39	4%	841	30	4%	243	28.9%
Total Direct Operating Expenses	$17,060	$608	69%	$16,550	$589	71%	$510	3.1%

Real Estate Taxes	6,562	234	28%	6,173	220	26%	389	6.3%
Insurance(4)	706	25	3%	651	23	3%	55	8.4%
Total Fixed Operating Expenses	$7,268	$259	31%	$6,824	$243	29%	$444	6.5%
Total Property Operating Expenses	$24,328	$867	100%	$23,374	$832	100%	$954	4.1%

Same-community beds	28,079

(1) Represents gross costs before recoveries from tenants and includes student amenities such as internet.
(2) Includes property-level general and administrative cost and dining costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.
(4) Effective January 1, 2018, casualty loss was reclassified from general and administrative expense to insurance expense due to a change in the structure of our property insurance program. Prior periods were reclassified to conform to this presentation.

FIRST QUARTER 2018	7

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
2018 Same-Communities
Revenue	$70,603	$61,004	$58,599	$73,778	$70,866	$264,247
Operating Expenses	23,374	24,391	29,585	23,917	24,328	102,221
Net Operating Income	$47,229	$36,613	$29,014	$49,861	$46,538	$162,026
Margin	67%	60%	50%	68%	66%	61%
Beds	84,243	84,243	84,243	84,243	84,243	336,972
Occupancy(1)	94.2%	79.7%	86.1%	94.6%	91.9%	88.1%
Net Apartment Rent per Occupied Bed	$837	$840	$723	$874	$859	$826
Other Income per Occupied Bed	53	68	85	52	56	65
Total Revenue per Occupied Bed	$890	$908	$808	$926	$915	$891
Operating Expense per Available Bed	$277	$290	$351	$284	$289	$303

2018 New-Communities
Revenue	$2,862	$3,148	$6,704	$11,094	$11,395	$32,341
Operating Expenses	1,699	2,365	3,563	4,794	5,063	15,785
Net Operating Income	$1,163	$783	$3,141	$6,300	$6,332	$16,556
Margin	41%	25%	47%	57%	56%	51%
Beds	4,666	4,635	9,969	13,917	15,216	43,737
Occupancy(1)	93.5%	94.7%	85.5%	88.3%	85.4%	87.3%
Net Apartment Rent per Occupied Bed	$629	$675	$734	$855	$826	$797
Other Income per Occupied Bed	26	42	53	48	52	50
Total Revenue per Occupied Bed	$655	$717	$787	$903	$878	$847
Operating Expense per Available Bed	$364	$510	$357	$344	$333	$361

2018 Other-Communities(2)
Revenue	$2,507	$1,465	$1,748	$2,438	$2,418	$8,069
Operating Expenses	1,234	1,105	1,282	1,207	1,243	4,837
Net Operating Income	$1,273	$360	$466	$1,231	$1,175	$3,232
Margin	51%	25%	27%	50%	49%	40%
Beds	2,667	2,667	2,667	2,667	2,667	10,668
Occupancy(1)	87.9%	29.6%	66.6%	97.9%	98.4%	73.1%
Net Apartment Rent per Occupied Bed	$997	$1,367	$765	$893	$881	$908
Other Income per Occupied Bed	73	487	219	41	41	127
Total Revenue per Occupied Bed	$1,070	$1,854	$984	$934	$922	$1,035
Operating Expense per Available Bed	$463	$414	$481	$452	$466	$453

FIRST QUARTER 2018	8

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
2018 Sold-Communities (3)
Revenue	$4,813	$4,454	$4,033	$4,476	$3,070	$16,033
Operating Expenses	2,570	2,467	2,656	2,150	1,540	8,813
Net Operating Income	$2,243	$1,987	$1,377	$2,326	$1,530	$7,220
Margin	47%	45%	34%	52%	50%	45%
Beds	10,275	9,663	8,439	8,439	6,484	33,025
Occupancy(1)	88.0%	88.3%	94.5%	96.4%	94.7%	93.2%
Net Apartment Rent per Occupied Bed	$506	$495	$463	$520	$455	$485
Other Income per Occupied Bed	26	27	43	30	45	36
Total Revenue per Occupied Bed	$532	$522	$506	$550	$500	$521
Operating Expense per Available Bed	$250	$255	$315	$255	$238	$267

2018 Total Communities
Revenue	$80,785	$70,071	$71,084	$91,786	$87,749	$320,690
Operating Expenses	28,877	30,328	37,086	32,068	32,174	131,656
Net Operating Income	$51,908	$39,743	$33,998	$59,718	$55,575	$189,034
Margin	64%	57%	48%	65%	63%	59%
Beds	101,851	101,208	105,318	109,266	108,610	424,402
Occupancy(1)	93.3%	79.9%	86.2%	94.0%	91.3%	88.0%
Net Apartment Rent per Occupied Bed	$800	$800	$702	$844	$830	$796
Other Income per Occupied Bed	50	66	81	49	55	62
Total Revenue per Occupied Bed	$850	$866	$783	$893	$885	$858
Operating Expense per Available Bed	$284	$300	$352	$293	$296	$310

(1) Represents the weighted average physical occupancy for the period presented.
(2) University Towers moved into other-communities on January 1, 2017 due to the change in the operations of the property related to the university's new freshman live-on requirement.
(3) Includes properties sold in 2017 and first quarter 2018 and two properties that met the held-for-sale accounting treatment at March 31, 2018 and were subsequently sold in April 2018. This does not include any other communities which may be sold in 2018 per our guidance.

FIRST QUARTER 2018	9

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR Markets by Revenue*

Other 20.0%
University of Kentucky(1) 18.1%
Arizona State University 5.5%
University of Connecticut 5.4%
Pennsylvania State University 4.5%
University of Wisconsin 3.9%
University of Arizona 3.7%
University of Texas at Austin 3.5%
University of Mississippi 3.5%
University of Virginia 2.9%
Texas Christian University 2.9%
Oregon State University 2.9%
Texas Tech University 2.7%
North Carolina State 2.6%
Syracuse University 2.5%
University of Alabama 2.4%
University of Colorado, Boulder 2.3%
Michigan State University 2.3%
Virginia Tech 2.3%
University of Central Florida 2.1%
Florida International University 2.0%
University of Michigan 2.0%

*The data above is based on revenue for the twelve months ended March 31, 2018 and excludes properties that were sold during the period and properties held for sale at March 31, 2018.
(1) All revenue at the University of Kentucky is from ONE PlanSM on-campus collegiate housing communities.

FIRST QUARTER 2018	10

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR States by Revenue*

Kentucky 19.5%
Texas 9.6%
Arizona 9.2%
Michigan 5.4%
Connecticut 5.4%
Virginia 5.2%
Pennsylvania 4.5%
North Carolina 4.5%
Florida 4.2%
Wisconsin 3.9%
Colorado 3.6%
Mississippi 3.5%
Alabama 3.3%
Oregon 2.9%
Indiana 2.7%
New York 2.5%
California 2.3%
Missouri 2.2%
Other 5.6%

*The data above is based on revenue for the twelve months ended March 31, 2018 and excludes properties that were sold during the period and properties held for sale at March 31, 2018.

FIRST QUARTER 2018	11

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

EdR Market Supply, Enrollment and Revenue Growth

EdR Markets:	2013	2014	2015	2016	2017 (1)	2018 Est (2)
New supply as % of enrollment	2.2%	2.2%	2.0%	1.8%	2.1%	1.9%
Enrollment growth	1.3%	1.4%	1.5%	1.5%	1.4%	1.3%
	0.9%	0.8%	0.5%	0.3%	0.7%	0.6%

Same-community:
Occupancy increase (decrease)	3.0%	2.0%	0.4%	(1.1)%	(1.2)%
Rate increase	2.0%	2.0%	3.4%	3.4%	3.0%
Total leasing revenue growth	5.0%	4.0%	3.8%	2.3%	1.8%	3.0%	(3)

(1) The estimated enrollment growth is based on the 3-year enrollment CAGR through 2016.
(2) Data includes the existing portfolio plus 2018 developments but does not include communities we sold in 2018 and two properties that met the held-for-sale accounting treatment at March 31, 2018. The estimated enrollment growth is based on the 3-year enrollment CAGR through 2016 for the included communities.

(3) Represents the midpoint of 2018/2019 leasing guidance.

FIRST QUARTER 2018	12

OWNED COMMUNITY PROJECTED 2018 NEW SUPPLY AND DEMAND INFORMATION

Owned Community Projected 2018 New Supply and Demand Information by Region

Region (2)	% of Owned Beds	Pro Forma EdR NOI% (1)	Enrollment Growth 3 Year CAGR - Universities Served	2018 New Supply as a % of Enrollment	Variance
West	18%	23%	1.6%	2.8%	(1.2)%
Mid Atlantic	21%	22%	1.5%	2.3%	(0.8)%
North	18%	16%	(0.4)%	1.4%	(1.8)%
South Central	28%	26%	1.9%	0.6%	1.3%
Southeast	7%	7%	1.4%	2.8%	(1.4)%
Midwest	8%	6%	1.0%	2.1%	(1.1)%
Total	100%	100%	1.3%	1.9%	(0.6)%

Projected 2018 New Supply Sorted by Percentage Increase

New Supply Growth	University Markets	EdR Beds	Pro Forma EdR NOI %(1)
0%	46%	52%	51%
0.1% to 1.0%	—%	—%	—%
1.0% - 3.0%	28%	21%	21%
3.0% - 5.0%	12%	10%	11%
> 5.0%	14%	17%	17%
Total	100%	100%	100%

University Markets with >5% Increase in 2018 Supply as a % of Enrollment

University	New Supply Increase	Pro Forma EdR NOI %(1)
Florida State University	6.3%	2%
Northern Michigan University	6.2%	2%
University of Mississippi	6.1%	2%
Arizona State University - Tempe	5.5%	8%
East Carolina University	5.5%	1%
Syracuse University	5.3%	2%
Total	35%	17%

NOTE: Schedule represents all markets served by EdR communities and includes the 2017 acquisitions and developments and all announced 2018 developments. Data was obtained from the National Center for Education Statistics, AXIOMetrics and local market data.

(1) NOI is based on 2017 actual net operating income with pro forma adjustments for 2017 and 2018 developments and acquisitions that have been operating for less than 12 months.
(2) See definition of regions on page 27.

FIRST QUARTER 2018	13

OWNED DEVELOPMENT SUMMARY

(Amounts in thousands, except bed counts)
								Development Cost Funded by EdR's Balance Sheet (Excludes Partner Contribution)(2)
Active Projects	Project Type	EdR's Ownership Percentage	Bed Count	Estimated Start Date	Anticipated Completion Date	Budgeted Total Project Development Cost	EdR's Economic Ownership Cost(1)		EdR's Remaining Cost to be Funded
Northern Michigan University - The Woods Phase II	ONE Plan (3)	100%	433	Opened in January 2018		$24,600	$24,600	$24,600	$—
University of Pittsburgh - One on Centre	Joint Venture	80%	723	In progress	Summer 2018	106,100	84,900	100,300	31,400
Florida State University - Players Club redevelopment	Wholly Owned	100%	592	In progress	Summer 2018	38,000	38,000	38,000	16,700
Northern Michigan University - The Woods Phase III	ONE Plan (3)	100%	379	In progress	Summer 2018	29,000	29,000	29,000	15,900
University of Minnesota - Hub at Minneapolis	Joint Venture	51%	707	In progress	Summer 2018	97,900	49,900	83,500	34,400
Arizona State University - Union at Tempe	Joint Venture	90%	839	In progress	Summer 2018	164,900	148,400	159,100	38,700
Cornell University - Maplewood	ONE Plan (3)	100%	872	In progress	Summer 2018	86,000	86,000	86,000	47,300
Colorado State University - Union on Plum	Joint Venture	70%	229	In progress	Summer 2018	28,200	19,700	25,700	10,500
Iowa State University - Union on Lincoln Way	Joint Venture	70%	542	In progress	Summer 2018	51,900	36,300	47,300	20,500
University of Hawai'i - Hale Mahana	Joint Venture	90%	589	In progress	Summer 2018	109,600	98,600	106,300	36,900
Oklahoma State University - One on 4th	Joint Venture	70%	475	In progress	Summer 2018	47,200	33,000	43,700	9,600
Total - 2018 Deliveries			6,380			$783,400	$648,400	$743,500	$261,900

Lehigh University - SouthSide Commons	ONE Plan (3)	100%	428	In progress	Summer 2019	$48,300	$48,300	$48,300	$45,400
Mississippi State University - College View	ONE Plan (3)	100%	656	In progress	Summer 2019	69,200	69,200	69,200	67,600
Total - 2019 Deliveries			1,084			$117,500	$117,500	$117,500	$113,000

Total Active Projects			7,464			$900,900	$765,900	$861,000	$374,900

(1) Represents total project cost multiplied by EdR's ownership percentage, which is reflective of EdR's economic interest in operating results.

(2) For developments that are consolidated in EdR's financials but less than 100% owned, 100% of the developments costs and debt related to the development is included in EdR's balance sheet. As such, EdR's funding requirement and impact on leverage is equal to total project cost less equity contributed by our joint venture partner.

(3) The On-Campus Equity Plan, or The ONE PlanSM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE PlanSM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

FIRST QUARTER 2018	14

CAPITAL ALLOCATION - LONG TERM FUNDING PLAN

(Amounts in millions)

Sources and Uses of Capital for All Announced Transactions

Estimated Capital Uses:
	Total Project Development Cost	Acquisition or Development Costs funded by EdR Balance Sheet (Excludes Partner Contribution)(1)	Less: Costs Incurred to Date(1)	Remaining Capital Needs(1)
2018 Development Deliveries	$783	$744	$482	$262
2019 Development Deliveries	118	118	5	113
	$901	$862	$487	$375

Estimated Capital Sources:
		2018	Thereafter	Capital Sources
Disposition proceeds(2)		$146	$—	$146
Equity Proceeds Available from ATM Forward Sales(3)		188	—	188
Additional Debt, Including Draws on Revolving Credit Facility(4)		(15)	56	41
		$319	$56	$375

Debt to Gross Assets

		March 31, 2018	Pro Forma for Funding Needs Through December 31, 2018(5)	Pro Forma for Funding Needs Through December 31, 2019(6)
Debt to gross assets		28%	26%	28%

NOTE: This analysis demonstrates that EdR could fund all announced acquisitions and developments as of March 31, 2018 and our debt to gross assets is still less than 30%.

(1) Represents the share of development cost that will be funded by EdR's balance sheet, which excludes any partner contributions - see page 14 for details.
(2) 2018 guidance includes disposition proceeds of $150 to $225 million. Disposition proceeds here reflects the original assumption of high end of guidance proceeds of $225 million less the actual proceeds of $79 million received from dispositions that closed prior to March 31, 2018.

(3) Represents available proceeds from sold but not yet settled ATM forward equity sales at March 31, 2018. The sales can be settled, shares issued and proceeds received at the Company's option through the end of 2018.

(4) The balance on the revolving credit facility as of March 31, 2018 was $392.0 million.
(5) Represents pro forma December 31, 2018 debt to gross assets including the impact of funding only the anticipated capital needed in 2018, in the manner shown in the estimated capital sources table above.

(6) Represents pro forma December 31, 2018 debt to gross assets including the impact of funding all of the anticipated capital needed in the manner shown in the estimated capital sources table above.

FIRST QUARTER 2018	15

RECENTLY AWARDED OWNED & THIRD-PARTY DEVELOPMENTS

Recently Awarded Developments

POSSIBLE OWNED PROJECTS
University	Project Type	Anticipated Beds	Anticipated Completion Date
Cornell University - East Hill Village	ONE Plan	470	Fall 2020
Sacramento State University	ONE Plan	1,094	Fall 2021

POSSIBLE THIRD-PARTY PROJECTS
Recently Awarded	Anticipated Beds	Anticipated Completion Date
University of South Florida - St. Petersburg	550	Fall 2020
University of South Carolina	3,700	Fall 2020 - 2024
University of Massachusetts - Dartmouth	1,200	Fall 2020

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements, construction agreements and ground leases.

FIRST QUARTER 2018	16

CAPITAL STRUCTURE

				as of March 31, 2018
				(Amounts in thousands)

CURRENT DEBT	Principal Outstanding	Weighted Average Interest Rate	LEVERAGE AND COVERAGE RATIOS
				Current	12/31/2017
Fixed Rate - Unsecured Term Loan Maturing 2022(1)	$65,000	2.9%	Debt to Gross Assets	28.5%	27.5%
Fixed Rate - Unsecured Term Loan Maturing 2021(1)	122,500	3.5%	Net Debt to Gross Assets	22.5%	21.4%
Fixed Rate - 12 Yr. Unsecured Senior Notes	75,000	4.2%	Net Debt to Enterprise Value	27.7%	25.6%
Fixed Rate - 15 Yr. Unsecured Senior Notes	75,000	4.3%
Fixed Rate - Unsecured Senior Notes	250,000	4.6%
Variable Rate - Unsecured Revolving Credit Facility	392,000	2.7%		As Reported	Proforma(4)
Debt(2) / Weighted Average	$979,500	3.6%	Net Debt to Adjusted EBITDA	4.8x	3.0x
Less: Cash	(22,902)		Interest Coverage (TTM)	5.2x	9.3x
Less: Sold but unsettled ATM forward equity(3)	(188,360)
Net debt	$768,238		UNSECURED SENIOR NOTE COVENANTS(5)
				Requirement	Current Ratio
Year of first maturity	2021		Total Debt to Total Asset Value	≤ 60%	28.5%
Weighted average years to maturity	6.2		Secured Debt to Total Asset Value	≤ 40%	—%
Variable rate debt to total debt	40.0%		Unencumbered Asset Value to Unsecured Debt	> 150%	348.4%
Secured debt to total debt	—%		Interest Coverage Ratio	> 1.5x	5.0x

			INTEREST EXPENSE COMPONENTS	Quarter Ended March 31,
				2018	2017
			Interest Expense	$8,759	$6,017
			Capitalized Interest	(4,008)	(2,989)
			Interest expense, net of capitalized interest	$4,751	$3,028
Note: See reconciliations and calculations on pages 28-29.

(1) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.
(2) Excludes unamortized deferred financing costs of $2.9 million.
(3) Represents available proceeds from sales of common stock sold under ATM forward agreements through March 31, 2018. The forward transactions can be settled, shares issued and proceeds received at any time at the Company's option through December 31, 2018.

(4) These coverage ratios are calculated to adjust for the impact of assets under development, which distort the actual coverage ratios. The net debt to EBITDA calculation excludes debt related to assets under development as that debt is not yet producing EBITDA and also annualized the EBITDA contribution for any developments or acquisitions that have been operating for less than 12 months. Interest coverage ratio is calculated net of capitalized interest related to assets under development.

(5)Computed in accordance with the First Supplemental Indenture filed November 24, 2014 with the SEC.

FIRST QUARTER 2018	17

CAPITAL STRUCTURE

Weighted Average Interest Rate of Debt Maturing Each Year (1)
	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032
Fixed Rate Debt	—%	—%	—%	3.5%	2.9%	—%	4.6%	—%	—%	—%	—%	4.2%	—%	—%	4.3%
Variable Rate Debt	—%	—%	—%	—%	—%	2.7%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Total Debt	—%	—%	—%	3.5%	2.9%	2.7%	4.6%	—%	—%	—%	—%	4.2%	—%	—%	4.3%

(1) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

FIRST QUARTER 2018	18

2018 GUIDANCE

For the Year Ended December 31, 2018
(Amounts in thousands, except per share/unit data)
	ORIGINAL GUIDANCE				REVISED GUIDANCE				VARIANCE
	Without Capital Transactions		With Capital Transactions		Without Capital Transactions		With Capital Transactions		Without Capital Transactions		With Capital Transactions
	Low	High	Low	High	Low	High	Low	High	Low	High	Low	High
Net income attributable to EdR	$45,300	$49,200	$47,000	$51,400	$87,658	$91,558	$89,358	$93,758	$42,358	$42,358	$42,358	$42,358

Real estate related depreciation and amortization	94,500	98,500	89,200	93,200	94,500	98,500	89,200	93,200	—	—	—	—
Equity portion of real estate depreciation and amortization on equity investees	2,400	2,400	2,400	2,400	2,400	2,400	2,400	2,400	—	—	—	—
Gain on sale of collegiate housing properties(1)	—	—	—	—	(42,358)	(42,358)	(42,358)	(42,358)	(42,358)	(42,358)	(42,358)	(42,358)
Redeemable noncontrolling interests	(400)	(400)	(400)	(400)	(400)	(400)	(400)	(400)	—	—	—	—
Noncontrolling interest depreciation	(2,100)	(2,100)	(2,100)	(2,100)	(2,100)	(2,100)	(2,100)	(2,100)	—	—	—	—
Funds from operations ("FFO") available to stockholders and unitholders	$139,700	$147,600	$136,100	$144,500	$139,700	$147,600	$136,100	$144,500	$—	$—	$—	$—

FFO adjustments:
Straight-line adjustment for ground leases(2)	4,600	4,600	4,600	4,600	4,600	4,600	4,600	4,600	—	—	—	—
FFO adjustments	4,600	4,600	4,600	4,600	4,600	4,600	4,600	4,600	—	—	—	—

Core funds from operations ("Core FFO") available to stockholders and unitholders	$144,300	$152,200	$140,700	$149,100	$144,300	$152,200	$140,700	$149,100	$—	$—	$—	$—

Earnings per share – diluted(3)	$0.56	$0.62	$0.58	$0.63	$1.12	$1.17	$1.12	$1.18	$0.56	$0.55	$0.54	$0.55

FFO per weighted average share/unit(4)	$1.83	$1.93	$1.75	$1.85	$1.83	$1.93	$1.75	$1.85	$—	$—	$—	$—

Core FFO per weighted average share/unit(4)	$1.89	$1.99	$1.81	$1.91	$1.89	$1.99	$1.81	$1.91	$—	$—	$—	$—

Weighted average shares/units(4)	76,400	76,400	77,900	77,900	76,400	76,400	77,900	77,900	—	—	—	—

Note: See pages 20 to 23 for details on guidance assumptions.

(1) Original guidance does not include any gain or loss on dispositions. Revised guidance includes the actual gain recognized on the February 2018 property dispositions for the three months ended March 31, 2018, and an approximate $21.0 million gain expected to be recognized on the April 2018 community dispositions.

(2) This represents the straight-line rent expense adjustment required by GAAP related to ground leases. As the ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3) The numerator for earnings per share - diluted also includes $2.2 million of accretion of redeemable noncontrolling interests for the year ended December 31, 2018.
(4) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

FIRST QUARTER 2018	19

2018 GUIDANCE

(Amounts in millions, except per share/unit data)

Management reaffirms 2018 Core FFO guidance, the following updates were made to GAAP earnings per share guidance:

Gain on sale of collegiate housing properties recognized for the three months ended March 31, 2018	$42,358
Resulting increase in net income attributable to EdR	$42,358
Resulting increase in GAAP earnings per share – diluted (midpoint)	$0.55

2018 Guidance Assumptions	Without Capital Transactions		With Capital Transactions
	Low	High	Low	High
Projected earnings per share/unit – diluted	$1.12	$1.17	$1.12	$1.18
Projected FFO per share/unit	$1.83	$1.93	$1.75	$1.85
Projected Core FFO per share/unit	$1.89	$1.99	$1.81	$1.91
Projected weighted average shares/units outstanding (in millions)	76.4		77.9
Projected debt to gross assets - 12/31/2018	36%		26%

Components of 2018 Property Net Operating Income	Low	High	% change from 2017
2018 Same-communities:
Revenues	$252.0	$254.7	0.8% to 1.8%
Operating expenses	97.5	98.5	3.0% to 4.0%
Net operating income	154.5	156.2	(0.5)% to 0.5%

2018 New-communities net operating income, net of $4.1 million in preopening expenses	37.5	39.0
Other-community NOI	2.5	2.5
NOI from communities expected to sell in 2018	5.0	6.0
Total property net operating income	$199.5	$203.7

Leasing expectations for 2018/2019 lease-term revenue growth:
Leasing same-community (financial same in 2019)	2.0%	4.0%
2018 financial same-community - fall 2018 revenue growth	1.5%	3.0%

FIRST QUARTER 2018	20

2018 GUIDANCE

(Amounts in millions, except per share/unit data)

Development and Management Services
	Low	High
Third-party development services revenue	$—
Third-party management services revenue	$3.0

G&A and Nonoperating Expenses
	Low	High
General and administrative expenses	$24.0	$25.0

Gross interest expense, incl. amortization of deferred financing costs	$37.5	$38.5
Capitalized interest	$(11.0)	$(12.0)

Ground lease expense, excluding straight-line rent	$10.0	$10.0

Depreciation and amortization	$91.2	$95.2
Depreciation and amortization add back to Core FFO	$89.2	$93.2

Other
	Low	High
Income tax expense	$—
Equity in earnings of unconsolidated entities	$1.2	$2.0
Depreciation addback for Core FFO from unconsolidated entities	$2.4
Net income attributable to noncontrolling interest	$1.7
Noncontrolling interest adjustment to FFO	$(2.5)

Capital Assumptions
	Low	High	Timing
2018 Development deliveries - total project cost	$783.0		Fall 2018
2019 Development deliveries - total project cost	$118.0		Fall 2019
Estimated development costs incurred in 2018	$426.0

Dispositions	$150.0	$225.0	Q1 - Q3
Settlement of existing 4.8 million ATM shares	$188.4		Q2 - Q3 - Q4
Total shares outstanding	81.3		Year end 2018

FIRST QUARTER 2018	21

2018 GUIDANCE

(Amounts in millions, except per share/unit data)

Leverage - Year End Debt to Gross Assets

Guidance without Capital Transactions	36%
Impact of settling ATM shares	(5)%
Impact of closing top end of disposition guidance	(5)%
Guidance - with capital transactions	26%

Capital Sources and Uses

Capital Sources
Settle existing ATM forward equity shares - 4.8 million shares	$190
Proceeds from dispositions	225
Increase in debt	11
$426

Capital Uses
2018 Developments	$372
2019 Developments	54
$426

FIRST QUARTER 2018	22

2018 GUIDANCE

(Amounts in millions, except per share/unit data)

Midpoint of 2018 Core FFO per share/unit Guidance Compared to 2017 Results
	Core FFO	Core FFO per Share/Unit	Weighted Average Shares/Units	Total Shares/Units Outstanding
Full Year 2017	$141.5	$1.90	74.5	76.4

Impact of difference in weighted average shares and shares outstanding at 12/31/2017	—	(0.05)	1.9	—
Increase in community NOI	25.4	0.33	—	—
Decrease in third-party fee revenue	(6.2)	(0.08)	—	—
Decrease in general and administrative expense	4.3	0.06	—	—
Increase in interest expense, net	(16.9)	(0.22)	—	—
All other, net	0.2	—	—	—
Midpoint of 2018 guidance without Capital Transactions	$148.3	$1.94	76.4	76.4

Decrease in NOI from asset dispositions	(10.4)	(0.14)	—	—
Net impact on interest expense and share count from asset sales and settling 4.8 million already sold ATM forward equity shares	7.0	0.06	1.5	4.8
Midpoint of 2018 Core FFO Guidance with Capital Transactions	$144.9	$1.86	77.9	81.2

FIRST QUARTER 2018	23

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
Same-Communities
The Reserve on Perkins	Oklahoma State University	Jan '05	732	Herman Lee Donovan Hall (ONE Plan)	University of Kentucky	Aug '13	300
The Pointe	Pennsylvania State University	Jan '05	984	2400 Nueces (ONE Plan)	University of Texas at Austin	Aug '13	655
The Lofts	University of Central Florida	Jan '05	730	Roosevelt Point	Arizona State University - Downtown Phoenix	Aug '13	609
The Reserve at Columbia	University of Missouri	Jan '05	676	The Retreat at State College	Pennsylvania State University	Sept '13	587
Campus Creek	University of Mississippi	Feb '05	636	The Cottages on Lindberg	Purdue University	Sept '13	745
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	The Varsity	University of Michigan	Dec '13	415
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	The Lotus	University of Colorado - Boulder	Nov '11, Aug '14	235
GrandMarc at The Corner	University of Virginia	Oct '10	641	109 Tower	Florida International University	Aug '14	542
Wertland Square	University of Virginia	Mar '11	152	The Oaks on the Square- Ph III	University of Connecticut	Aug '14	116
Jefferson Commons	University of Virginia	Mar '11	82	Frances Jewell Hall (ONE Plan)	University of Kentucky	Aug '14	740
The Berk on College	University of California, Berkeley	May '11	122	Georgia M. Blazer Hall (ONE Plan)	University of Kentucky	Aug '14	427
The Berk on Arch	University of California, Berkeley	May '11	43	Haggin Hall (ONE Plan)	University of Kentucky	Aug '14	396
University Village Towers	University of California, Riverside	Sept '11	554	Chellgren Hall (ONE Plan)	University of Kentucky	Aug '14	409
Irish Row	University of Notre Dame	Nov '11	326	Woodland Glen II (ONE Plan)	University of Kentucky	Aug '14	409
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562	The District on Apache	Arizona State University - Tempe	Sept '14	900
Campus West (ONE Plan)	Syracuse University	Aug '12	313	Oaks on the Square- Ph IV	University of Connecticut	Aug '15	391
East Edge	University of Alabama	Aug '12	774	The Retreat at Louisville	University of Louisville	Aug '15	656
The Province	East Carolina University	Sept '12	728	Woodland Glen III (ONE Plan)	University of Kentucky	Aug '15	782
The District on 5th	University of Arizona	Oct '12	764	Woodland Glen IV (ONE Plan)	University of Kentucky	Aug '15	578
Campus Village	Michigan State University	Oct '12	355	Woodland Glen V (ONE Plan)	University of Kentucky	Aug '15	250
The Province	Kent State University	Nov '12	596	The Province Boulder	University of Colorado - Boulder	Sept '15	317
The Suites at Overton Park	Texas Tech University	Dec '12	465	The Retreat at Oxford	University of Mississippi	Aug '13, Aug '16	1,018
The Centre at Overton Park	Texas Tech University	Dec '12	400	Lokal	Colorado State University	March '16	194
The Oaks on the Square	University of Connecticut	Aug '12, Aug '13	503	The Hub at Madison	University of Wisconsin	May '16	1,038
3949	Saint Louis University	Aug '13	256	Holmes Hall (ONE Plan)	University of Kentucky	Aug '16	645
Lymon T. Johnson Hall (ONE Plan)	University of Kentucky	Aug '13	301	Boyd Hall (ONE Plan)	University of Kentucky	Aug '16	496

FIRST QUARTER 2018	24

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
Same-Communities, cont.				Other-Communities
The Retreat at Blacksburg	Virginia Tech	Aug '16	829	University Towers(1)	North Carolina State University	Jan '05	889
Pura Vida Place	Colorado State University	Aug '16	100		Total Other-Communities		889
Carriage House	Colorado State University	Aug '16	94
Urbane	University of Arizona	Sept '16	311		Total Owned-Communities		34,040
	Total Same-Communities		28,079

New-Communities
Retreat at Corvallis	Oregon State University	Jan '17	1,016
319 Bragg	Auburn University	Feb '17	305
University Flats (ONE Plan)	University of Kentucky	Aug '17	771
Sawtooth Hall (ONE Plan)	Boise State University	Aug '17	656
Lewis Hall (ONE Plan)	University of Kentucky	Aug '17	346
SkyVue	Michigan State University	Aug '17	824
The Local: Downtown	Texas State University	Aug '17	304
The Woods (ONE Plan)	Northern Michigan University	Aug '17, Jan '18	850
	Total New-Communities		5,072

(1) University Towers moved into other-communities on January 1, 2017 due to the change in the operations of the property related to the university's new freshman live-on requirement.

FIRST QUARTER 2018	25

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Tom Trubiana	President
Bill Brewer	Chief Financial Officer
Christine Richards	Chief Operating Officer
Lindsey Mackie	Chief Accounting Officer
J. Drew Koester	Senior Vice President - Capital Markets and Investor Relations

Corporate Headquarters
EdR
999 South Shady Grove Road, Suite 600
Memphis, TN 38120
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Juan Sanabria	(646) 855-1589	juan.sanabria@baml.com
Citi	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Evercore ISI	Samir Khanal	(212) 888-3796	samir.khanal@evercoreisi.com
Green Street Advisors	John Pawlowski	(949) 640-8780	jpawlowski@greenstreetadvisors.com
Goldman Sachs	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
JMP Securities	Aaron Hecht	(415) 835-3963	ahecht@jmpsecurities.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Austin Wurschmidt	(917) 368-2311	awurschmidt@keybanccm.com
Robert W Baird & Co.	Drew Babin	(215) 553-7816	dbabin@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com

FIRST QUARTER 2018	26

DEFINITIONS

Design beds	Represents the sum of the monthly design beds in the portfolio during the period.

FFO	Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP	U.S. generally accepted accounting principles.

Net apartment rent per occupied bed (NarPOB)	Represents GAAP net apartment rent for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Net debt to EBITDA - adjusted
Net debt to EBITDA - adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, net debt is total debt (excluding unamortized deferred financing costs) less cash and excludes non income-producing debt related to assets under development at time of calculation. EBITDA is Pro Forma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, dispositions and development assets that are open as if such had occurred at the beginning of the 12 month period being presented.

EBITDAre
EBITDAre is defined as GAAP net income (1) plus interest expense, (2) plus or minus losses/gains on the early extinguishment of debt, (3) less interest income, (4) plus income tax expense, (5) plus depreciation and amortization, (6) plus amortization of deferred financing costs, (7) plus or minus losses and gains on the disposition of depreciated property, including losses/gains on change of control, (8) plus impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of the depreciated property in the affiliate and (9) plus or minus adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Operating expense per bed	Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy	Represents a weighted average of the month end occupancies for each month included in the period reported.

Regional Definitions
Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Idaho, Iowa, Oklahoma, Missouri; North: Michigan, Minnesota, Ohio, Indiana, Illinois, Wisconsin; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, Alabama, Georgia; West: Arizona, California, Colorado, Oregon, Hawai'i.

Revenue per occupied bed (RevPOB)	Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Same community	Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

EdR's Economic Ownership of Developments	Represents total project cost multiplied by EdR's ownership percentage, which is reflective of EdR's economic interest in operating results.

Development Cost Funded by EdR's Balance Sheet
For developments that are consolidated in EdR's financials but less than 100% owned, 100% of the development costs and debt related to the development is included in EdR's balance sheet. As such, EdR's funding requirement and impact on leverage is equal to total project cost less equity contributed by our joint venture partner.

FIRST QUARTER 2018	27

RECONCILIATION OF NON-GAAP MEASURES

(Amounts in thousands)
Net operating income (NOI)

	Three months ended March 31,
	2018	2017
Operating income	$24,415	$18,441
Less: Third-party development services revenue	—	1,815
Less: Third-party management services revenue	905	945
Plus: Other operating expense	—	500
Plus: Development and management services expenses	2,851	2,901
Plus: General and administrative expenses, development pursuit, acquisition costs and severance	2,919	3,427
Plus: Ground leases	3,788	3,560
Plus: Depreciation and amortization	22,507	25,839
NOI	$55,575	$51,908

Debt and net debt to gross assets

	March 31, 2018	December 31, 2017
Gross unsecured debt, excluding unamortized deferred financing costs	$979,500	$936,500
Less: Cash	(22,902)	(24,787)
Less: Sold but unsettled ATM forward equity	(188,360)	(190,215)
Net debt	$768,238	$721,498

Total assets	$3,063,991	$3,015,164
Accumulated depreciation(1)	373,977	385,118
Gross assets	3,437,968	3,400,282
Less: Cash	(22,902)	(24,787)
Gross assets(2)	$3,415,066	$3,375,495

Debt to gross assets	28.5%	27.5%
Net debt to gross assets	22.5%	21.4%

(1) Represents accumulated depreciation on real estate assets.
(2) Gross assets used in the net debt to gross assets calculation excludes $22.9 million cash on hand at March 31, 2018.

FIRST QUARTER 2018	28

RECONCILIATION OF NON-GAAP MEASURES

(Amounts in thousands)
Net debt to enterprise value

	March 31, 2018	December 31, 2017
Net debt	$768,238	$721,498

Enterprise value:
Common stock	75,809	75,780
Units outstanding	249	196
Total shares	76,058	75,976
Closing share price	$32.75	$34.92
Market equity	$2,490,900	$2,653,082

Net debt to enterprise value	27.7%	25.6%

Interest coverage ratio

	As Reported	Bond Covenant(1)		Proforma for Developments
Adjusted Pro Forma EBITDA - TTM:
EdR Adjusted EBITDA(2)	$158,887	$158,887		$158,887
Pro forma Adjustments	—	(7,220)	(3)	(753)	(4)
Total Adjusted Pro Forma EBITDA - TTM	$158,887	$151,667		$158,134

Pro Forma Interest Expense - TTM:
Interest expense, net of capitalized interest (TTM)	$16,991	$16,991		$16,991
Add back: Capitalized interest	13,547	13,547		—
Pro forma adjustments	—	(461)		—
Pro forma interest expense - TTM	$30,538	$30,077		$16,991

Interest Coverage	5.2x	5.0x		9.3x

(1) Computed in accordance with the First Supplemental Indenture filed November 24, 2014 with the SEC.
(2) See page 30 for a reconciliation to EdR Adjusted EBITDA.
(3) Includes pro forma adjustments for communities sold during the twelve months ended March 31, 2018.
(4) Includes pro forma adjustments to annualize the EBITDA contribution for any developments or acquisitions that have been operating for less than twelve months. Also includes pro forma adjustments for communities sold during the twelve months ended March 31, 2018.

FIRST QUARTER 2018	29

RECONCILIATION OF NON-GAAP MEASURES

(Amounts in thousands)
Reconciliation of NAREIT EBITDAre and Adjusted earnings before interest, taxes, depreciation and amortization for real estate (Adjusted EBITDAre)

	Three Months	Plus: Year	Less: Three	Trailing Twelve
	Ended	Ended	Months Ended	Months Ended
	March 31, 2018	December 31, 2017	March 31, 2017	March 31, 2018
Net income	$40,578	$46,237	$16,142	$70,673
Interest expense, net of amounts capitalized	4,751	15,268	3,028	16,991
Loss on extinguishment of debt	—	22	22	—
Interest income	(43)	(98)	(32)	(109)
Income tax expense (benefit)	66	584	(885)	1,535
Depreciation and amortization	22,870	97,075	26,260	93,685
Gain on disposition of depreciated property	(21,358)	(691)	—	(22,049)
Adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates	1,467	5,037	1,177	5,327
NAREIT EBITDAre(1)	$48,331	$163,434	$45,712	$166,053

Adjustments to NAREIT EBITDAre:
Straight line adjustment for ground leases	1,170	4,696	1,175	4,691
Acquisition costs	1	35	25	11
Other operating (income) expense(2)	—	(6,041)	500	(6,541)
Adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates	(1,467)	(5,037)	(1,177)	(5,327)
Adjusted EBITDA	$48,035	$157,087	$46,235	$158,887
Annualize acquisitions, developments and dispositions(3)	—	—	—	(753)
Pro Forma Adjusted EBITDA	$48,035	$157,087	$46,235	$158,134

(1) NAREIT EBITDAre is presented in accordance with the white paper issued by the National Association of Real Estate Investment Trust's ("NAREIT") in September 2017.
(2) Included in other operating income for the year ended December 31, 2017 was $4.8 million gain on the settlement of a dispute that arose with the seller of one of our acquired properties post-acquisition and $1.2 million related to changes in fair value of contingent consideration liabilities associated with our 2016 acquisitions of the Hub at Madison and Urbane.
    Included in other operating expense for the three months ended March 31, 2017 was $0.5 million related to changes in fair value of contingent consideration liabilities associated with our 2016 acquisition of Urbane.

(3) Pro forma adjustment to reflect all acquisitions, development deliveries and dispositions as if such transactions had occurred on the first day of the period presented.

FIRST QUARTER 2018	30

SAFE HARBOR STATEMENT

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

FIRST QUARTER 2018	31